Exhibit 99.1

Sonic Automotive Reports Third Quarter 2019 EPS of $0.66, Up 83%
EchoPark Revenues Up 67.9% and Tracking $1.2 Billion for Full Year 2019
EchoPark Pre-Tax Income Up 138.9%

CHARLOTTE, N.C. – October 24, 2019 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the third quarter of 2019.

•EchoPark revenues of $312.2 million during the third quarter of 2019, up 67.9% from the third quarter of 2018.
•EchoPark pre-tax profit improved $7.6 million, or 138.9%, to $2.1 million in the third quarter of 2019, compared to a pre-tax loss of $5.5 million in the third quarter of 2018.
•EchoPark generated Adjusted EBITDA* of $6.4 million in the third quarter of 2019, improving by $9.4 million from the third quarter of 2018.
•EchoPark retailed 13,206 pre-owned units during the third quarter of 2019, up 71.6% from the third quarter of 2018.
•Total Sonic consolidated continuing operations earnings per diluted share of $0.66 in the third quarter of 2019, compared to $0.36 in the third quarter of 2018, an 83.3% increase from the third quarter of 2018.
•Total Sonic consolidated all-time quarterly record pre-owned retail unit sales of 42,453 units in the third quarter of 2019.
•Total Sonic same store Fixed Operations gross profit increased $11.4 million in the third quarter of 2019, up 7.3% from the third quarter of 2018.
•Total Sonic consolidated all-time quarterly record F&I gross profit per retail unit of $1,771 in the third quarter of 2019, an increase of $266 per unit from the third quarter of 2018.
•Total Sonic consolidated all-time quarterly record F&I gross profit of $126.8 million in the third quarter of 2019, an increase of 29.3% from the third quarter of 2018.
•SG&A to gross profit ratio of 76.7% in the third quarter of 2019, an improvement of 350 basis points compared to the third quarter of 2018.

* Adjusted EBITDA is a non-GAAP financial measure. The schedules included in this press release reconcile this non-GAAP financial measure to the most directly comparable GAAP financial measure.

Third Quarter 2019 Results

Net income from continuing operations for the third quarter of 2019 was $29.2 million, or $0.66 per diluted share. Comparatively, net income from continuing operations for the third quarter of 2018 was $15.3 million, or $0.36 per diluted share. Results reported for the third quarter of 2018 include pre-tax charges totaling $3.1 million related to storm damage, executive transition costs and charges related to the disposal of franchises.

Commentary

David Smith, Sonic’s and EchoPark’s Chief Executive Officer, commented, “Our franchised stores and our EchoPark stores grew pre-tax income in the double and triple digits, respectively. The franchised stores segment increased pre-tax income in the third quarter of 2019 over the prior year quarter by $10.3 million, or 36.8%, while the EchoPark segment increased pre-tax income in the third quarter of 2019 over the prior year quarter by $7.6 million, or 138.9%.”

Mr. Smith continued, “Our operations teams delivered yet another outstanding quarter that resulted in an 83% improvement in earnings per diluted share from continuing operations compared to the third quarter of 2018. Our teams delivered a solid combination of gross profit growth and cost control. Consolidated gross profit grew 7.3% while our SG&A to gross profit ratio improved by 350 basis points. These results were achieved in spite of a challenging new vehicle sales environment where our new vehicle unit sales and related gross profit decreased by 2.8% and $6.3 million, respectively. Our pre-owned, Fixed Operations and F&I results during the quarter exceeded our expectations. We believe these favorable operating trends will continue into the fourth quarter.”

Jeff Dyke, Sonic’s and EchoPark’s President, commented, “Our EchoPark stores had another exceptional quarter. EchoPark grew revenues by 67.9%, gross profit by 107.2% and pre-tax income by 138.9%. As we continue to grow our top-line revenues, a greater amount of incremental gross profit flows through to the bottom line, demonstrating the significant earnings upside potential in this business over the long term. Our path to opening our next EchoPark market in

Long Beach, California is becoming clearer and we anticipate an opening in the latter half of the fourth quarter of this year. We are excited to introduce the EchoPark brand to the California market and look forward to continuing to execute on our plans for EchoPark growth, omni-channel selling and other digital initiatives.”

Dividend

Sonic’s Board of Directors approved a quarterly cash dividend of $0.10 per share payable on January 15, 2020 to all stockholders of record on December 13, 2019.

Third Quarter 2019 Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then the “Earnings Conference Calls” link at the bottom of the page.

Presentation materials for the conference call will be accessible beginning the morning of the conference call on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing the “Webcasts & Presentations” link at the bottom of the page.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: (877) 450-3867
International: (706) 643-0958
Conference ID: 5598838

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: (855) 859-2056
International: (404) 537-3406
Conference ID: 5598838

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com. More information about EchoPark Automotive can be found at www.echopark.com.

Forward-Looking Statements

Included herein are forward-looking statements. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including, without limitation, EchoPark revenue estimates, EchoPark unit sales volume, EchoPark profit estimates, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and the Company’s other periodic reports and information filed with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the SEC.

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as Adjusted EBITDA. As required by SEC rules, the Company provides reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosures and provide a meaningful presentation of the Company’s results.

Contact:	Heath Byrd, Executive Vice President and Chief Financial Officer (704) 566-2400 C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.
Results of Operations (Unaudited)

Results of Operations

	Three Months Ended September 30,		Better / (Worse)	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	% Change	2019	2018	% Change
	(In thousands, except per share amounts)
Revenues:
New vehicles	$1,258,018	$1,235,094	1.9%	$3,529,106	$3,654,510	(3.4)%
Used vehicles	914,272	745,998	22.6%	2,620,264	2,217,616	18.2%
Wholesale vehicles	51,542	48,578	6.1%	156,351	167,726	(6.8)%
Total vehicles	2,223,832	2,029,670	9.6%	6,305,721	6,039,852	4.4%
Parts, service and collision repair	352,047	343,118	2.6%	1,048,789	1,041,630	0.7%
Finance, insurance and other, net	126,841	98,061	29.3%	351,429	295,890	18.8%
Total revenues	2,702,720	2,470,849	9.4%	7,705,939	7,377,372	4.5%
Cost of Sales:
New vehicles	(1,202,710)	(1,173,453)	2.5%	(3,363,603)	(3,478,802)	(3.3)%
Used vehicles	(877,444)	(710,681)	23.5%	(2,509,699)	(2,108,219)	19.0%
Wholesale vehicles	(52,648)	(49,877)	5.6%	(159,437)	(176,806)	(9.8)%
Total vehicles	(2,132,802)	(1,934,011)	10.3%	(6,032,739)	(5,763,827)	4.7%
Parts, service and collision repair	(183,107)	(176,302)	3.9%	(546,067)	(538,135)	1.5%
Total cost of sales	(2,315,909)	(2,110,313)	9.7%	(6,578,806)	(6,301,962)	4.4%
Gross profit	386,811	360,536	7.3%	1,127,133	1,075,410	4.8%
Selling, general and administrative expenses	(296,826)	(289,022)	(2.7)%	(838,453)	(871,410)	3.8%
Impairment charges	(1,124)	—	(100.0)%	(3,076)	(13,961)	78.0%
Depreciation and amortization	(23,665)	(23,377)	(1.2)%	(70,120)	(71,067)	1.3%
Operating income (loss)	65,196	48,137	35.4%	215,484	118,972	81.1%
Other income (expense):
Interest expense, floor plan	(11,638)	(12,192)	4.5%	(37,382)	(34,815)	(7.4)%
Interest expense, other, net	(13,013)	(13,313)	2.3%	(39,494)	(40,144)	1.6%
Other income (expense), net	(5)	—	(100.0)%	90	107	15.9%
Total other income (expense)	(24,656)	(25,505)	3.3%	(76,786)	(74,852)	(2.6)%
Income (loss) from continuing operations before taxes	40,540	22,632	79.1%	138,698	44,120	214.4%
Provision for income taxes for continuing operations - benefit (expense)	(11,372)	(7,331)	(55.1)%	(40,430)	(13,711)	(194.9)%
Income (loss) from continuing operations	29,168	15,301	90.6%	98,268	30,409	223.2%
Discontinued operations:
Income (loss) from discontinued operations before taxes	(223)	(252)	11.5%	(616)	(797)	22.7%
Provision for income taxes for discontinued operations - benefit (expense)	65	69	(5.8)%	179	218	(17.9)%
Income (loss) from discontinued operations	(158)	(183)	13.7%	(437)	(579)	24.5%
Net income (loss)	$29,010	$15,118	91.9%	$97,831	$29,830	228.0%
Basic earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.68	$0.36	88.9%	$2.28	$0.71	221.1%
Earnings (loss) per share from discontinued operations	(0.01)	(0.01)	—%	(0.01)	(0.01)	—%
Earnings (loss) per common share	$0.67	$0.35	91.4%	$2.27	$0.70	224.3%
Weighted-average common shares outstanding	43,078	42,673	(0.9)%	42,995	42,708	(0.7)%
Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.66	$0.36	83.3%	$2.26	$0.71	218.3%
Earnings (loss) per share from discontinued operations	—	(0.01)	100.0%	(0.01)	(0.02)	50.0%
Earnings (loss) per common share	$0.66	$0.35	88.6%	$2.25	$0.69	226.1%
Weighted-average common shares outstanding	44,203	42,994	(2.8)%	43,456	42,964	(1.1)%
Dividends declared per common share	$0.10	$0.06	66.7%	$0.30	$0.18	66.7%

New Vehicles - Consolidated

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,258,018	$1,235,094	$22,924	1.9%
Gross profit	$55,308	$61,641	$(6,333)	(10.3)%
Unit sales	30,147	31,009	(862)	(2.8)%
Revenue per unit	$41,729	$39,830	$1,899	4.8%
Gross profit per unit	$1,835	$1,988	$(153)	(7.7)%
Gross profit as a % of revenue	4.4%	5.0%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$3,529,106	$3,654,510	$(125,404)	(3.4)%
Gross profit	$165,503	$175,708	$(10,205)	(5.8)%
Unit sales	83,540	91,386	(7,846)	(8.6)%
Revenue per unit	$42,245	$39,990	$2,255	5.6%
Gross profit per unit	$1,981	$1,923	$58	3.0%
Gross profit as a % of revenue	4.7%	4.8%	(10)	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,253,233	$1,174,705	$78,528	6.7%
Gross profit	$54,823	$58,425	$(3,602)	(6.2)%
Unit sales	30,046	29,139	907	3.1%
Revenue per unit	$41,710	$40,314	$1,396	3.5%
Gross profit per unit	$1,825	$2,005	$(180)	(9.0)%
Gross profit as a % of revenue	4.4%	5.0%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$3,487,153	$3,429,897	$57,256	1.7%
Gross profit	$163,128	$167,188	$(4,060)	(2.4)%
Unit sales	82,301	84,352	(2,051)	(2.4)%
Revenue per unit	$42,371	$40,662	$1,709	4.2%
Gross profit per unit	$1,982	$1,982	$—	—%
Gross profit as a % of revenue	4.7%	4.9%	(20)	bps

Used Vehicles - Consolidated

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$914,272	$745,998	$168,274	22.6%
Gross profit	$36,828	$35,317	$1,511	4.3%
Unit sales	42,453	34,952	7,501	21.5%
Revenue per unit	$21,536	$21,343	$193	0.9%
Gross profit per unit	$868	$1,010	$(142)	(14.1)%
Gross profit as a % of revenue	4.0%	4.7%	(70)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$2,620,264	$2,217,616	$402,648	18.2%
Gross profit	$110,565	$109,397	$1,168	1.1%
Unit sales	122,374	104,470	17,904	17.1%
Revenue per unit	$21,412	$21,227	$185	0.9%
Gross profit per unit	$904	$1,047	$(143)	(13.7)%
Gross profit as a % of revenue	4.2%	4.9%	(70)	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$855,900	$713,677	$142,223	19.9%
Gross profit	$33,764	$33,088	$676	2.0%
Unit sales	39,521	33,128	6,393	19.3%
Revenue per unit	$21,657	$21,543	$114	0.5%
Gross profit per unit	$854	$999	$(145)	(14.5)%
Gross profit as a % of revenue	3.9%	4.6%	(70)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$2,440,633	$2,102,425	$338,208	16.1%
Gross profit	$101,638	$100,248	$1,390	1.4%
Unit sales	113,224	98,028	15,196	15.5%
Revenue per unit	$21,556	$21,447	$109	0.5%
Gross profit per unit	$898	$1,023	$(125)	(12.2)%
Gross profit as a % of revenue	4.2%	4.8%	(60)	bps

Wholesale Vehicles - Consolidated

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$51,542	$48,578	$2,964	6.1%
Gross profit (loss)	$(1,106)	$(1,299)	$193	14.9%
Unit sales	8,961	7,831	1,130	14.4%
Revenue per unit	$5,752	$6,203	$(451)	(7.3)%
Gross profit (loss) per unit	$(123)	$(166)	$43	25.9%
Gross profit (loss) as a % of revenue	(2.1)%	(2.7)%	60	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$156,351	$167,726	$(11,375)	(6.8)%
Gross profit (loss)	$(3,086)	$(9,080)	$5,994	66.0%
Unit sales	26,254	25,953	301	1.2%
Revenue per unit	$5,955	$6,463	$(508)	(7.9)%
Gross profit (loss) per unit	$(118)	$(350)	$232	66.3%
Gross profit (loss) as a % of revenue	(2.0)%	(5.4)%	340	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$49,791	$45,144	$4,647	10.3%
Gross profit (loss)	$(1,009)	$(1,324)	$315	23.8%
Unit sales	8,559	7,173	1,386	19.3%
Revenue per unit	$5,817	$6,294	$(477)	(7.6)%
Gross profit (loss) per unit	$(118)	$(185)	$67	36.2%
Gross profit (loss) as a % of revenue	(2.0)%	(2.9)%	90	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$150,890	$152,934	$(2,044)	(1.3)%
Gross profit (loss)	$(2,746)	$(8,224)	$5,478	66.6%
Unit sales	25,081	23,367	1,714	7.3%
Revenue per unit	$6,016	$6,545	$(529)	(8.1)%
Gross profit (loss) per unit	$(109)	$(352)	$243	69.0%
Gross profit (loss) as a % of revenue	(1.8)%	(5.4)%	360	bps

Fixed Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$140,146	$139,642	$504	0.4%
Warranty	69,894	66,730	3,164	4.7%
Wholesale parts	38,345	39,419	(1,074)	(2.7)%
Internal, sublet and other	103,662	97,327	6,335	6.5%
Total	$352,047	$343,118	$8,929	2.6%

Gross profit
Customer pay	$76,625	$74,994	$1,631	2.2%
Warranty	38,235	38,563	(328)	(0.9)%
Wholesale parts	6,651	6,784	(133)	(2.0)%
Internal, sublet and other	47,429	46,475	954	2.1%
Total	$168,940	$166,816	$2,124	1.3%

Gross profit as a % of revenue
Customer pay	54.7%	53.7%	100	bps
Warranty	54.7%	57.8%	(310)	bps
Wholesale parts	17.3%	17.2%	10	bps
Internal, sublet and other	45.8%	47.8%	(200)	bps
Total	48.0%	48.6%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$419,980	$422,348	$(2,368)	(0.6)%
Warranty	208,676	198,219	10,457	5.3%
Wholesale parts	117,669	122,763	(5,094)	(4.1)%
Internal, sublet and other	302,464	298,300	4,164	1.4%
Total	$1,048,789	$1,041,630	$7,159	0.7%

Gross profit
Customer pay	$228,604	$226,443	$2,161	1.0%
Warranty	115,682	112,335	3,347	3.0%
Wholesale parts	20,319	20,949	(630)	(3.0)%
Internal, sublet and other	138,117	143,768	(5,651)	(3.9)%
Total	$502,722	$503,495	$(773)	(0.2)%

Gross profit as a % of revenue
Customer pay	54.4%	53.6%	80	bps
Warranty	55.4%	56.7%	(130)	bps
Wholesale parts	17.3%	17.1%	20	bps
Internal, sublet and other	45.7%	48.2%	(250)	bps
Total	47.9%	48.3%	(40)	bps

Fixed Operations - Consolidated

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$139,807	$131,535	$8,272	6.3%
Warranty	69,438	64,048	5,390	8.4%
Wholesale parts	38,018	38,016	2	—%
Internal, sublet and other	101,610	92,849	8,761	9.4%
Total	$348,873	$326,448	$22,425	6.9%

Gross profit
Customer pay	$76,453	$70,227	$6,226	8.9%
Warranty	37,982	35,569	2,413	6.8%
Wholesale parts	6,594	6,468	126	1.9%
Internal, sublet and other	47,061	44,410	2,651	6.0%
Total	$168,090	$156,674	$11,416	7.3%

Gross profit as a % of revenue
Customer pay	54.7%	53.4%	130	bps
Warranty	54.7%	55.5%	(80)	bps
Wholesale parts	17.3%	17.0%	30	bps
Internal, sublet and other	46.3%	47.8%	(150)	bps
Total	48.2%	48.0%	20	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$414,704	$393,934	$20,770	5.3%
Warranty	206,691	190,080	16,611	8.7%
Wholesale parts	116,148	116,866	(718)	(0.6)%
Internal, sublet and other	294,735	281,068	13,667	4.9%
Total	$1,032,278	$981,948	$50,330	5.1%

Gross profit
Customer pay	$225,671	$210,013	$15,658	7.5%
Warranty	114,596	106,074	8,522	8.0%
Wholesale parts	20,019	19,770	249	1.3%
Internal, sublet and other	135,472	134,944	528	0.4%
Total	$495,758	$470,801	$24,957	5.3%

Gross profit as a % of revenue
Customer pay	54.4%	53.3%	110	bps
Warranty	55.4%	55.8%	(40)	bps
Wholesale parts	17.2%	16.9%	30	bps
Internal, sublet and other	46.0%	48.0%	(200)	bps
Total	48.0%	47.9%	10	bps

F&I - Consolidated

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue	$126,841	$98,061	$28,780	29.3%
Unit sales	71,636	65,168	6,468	9.9%
Gross profit per retail unit (excludes fleet)	$1,771	$1,505	$266	17.7%

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue	$351,429	$295,890	$55,539	18.8%
Unit sales	204,230	194,322	9,908	5.1%
Gross profit per retail unit (excludes fleet)	$1,721	$1,523	$198	13.0%

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue	$116,881	$92,376	$24,505	26.5%
Unit sales	68,603	61,474	7,129	11.6%
Gross profit per retail unit (excludes fleet)	$1,704	$1,503	$201	13.4%

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue	$322,130	$272,688	$49,442	18.1%
Unit sales	193,841	180,891	12,950	7.2%
Gross profit per retail unit (excludes fleet)	$1,662	$1,507	$155	10.3%

New Vehicles - Franchised Dealership Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$1,258,018	$1,235,094	$22,924	1.9%
Gross profit	$55,308	$61,641	$(6,333)	(10.3)%
Unit sales	30,147	31,009	(862)	(2.8)%
Revenue per unit	$41,729	$39,830	$1,899	4.8%
Gross profit per unit	$1,835	$1,988	$(153)	(7.7)%
Gross profit as a % of revenue	4.4%	5.0%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported new vehicle:
Revenue	$3,529,106	$3,654,510	$(125,404)	(3.4)%
Gross profit	$165,503	$175,708	$(10,205)	(5.8)%
Unit sales	83,540	91,386	(7,846)	(8.6)%
Revenue per unit	$42,245	$39,990	$2,255	5.6%
Gross profit per unit	$1,981	$1,923	$58	3.0%
Gross profit as a % of revenue	4.7%	4.8%	(10)	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$1,253,233	$1,174,705	$78,528	6.7%
Gross profit	$54,823	$58,425	$(3,602)	(6.2)%
Unit sales	30,046	29,139	907	3.1%
Revenue per unit	$41,710	$40,314	$1,396	3.5%
Gross profit per unit	$1,825	$2,005	$(180)	(9.0)%
Gross profit as a % of revenue	4.4%	5.0%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store new vehicle:
Revenue	$3,487,153	$3,429,897	$57,256	1.7%
Gross profit	$163,128	$167,188	$(4,060)	(2.4)%
Unit sales	82,301	84,352	(2,051)	(2.4)%
Revenue per unit	$42,371	$40,662	$1,709	4.2%
Gross profit per unit	$1,982	$1,982	$—	—%
Gross profit as a % of revenue	4.7%	4.9%	(20)	bps

Used Vehicles - Franchised Dealership Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$648,006	$585,300	$62,706	10.7%
Gross profit	$37,623	$37,480	$143	0.4%
Unit sales	29,247	27,254	1,993	7.3%
Revenue per unit	$22,156	$21,476	$680	3.2%
Gross profit per unit	$1,286	$1,375	$(89)	(6.5)%
Gross profit as a % of revenue	5.8%	6.4%	(60)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Revenue	$1,889,045	$1,794,403	$94,642	5.3%
Gross profit	$111,815	$112,965	$(1,150)	(1.0)%
Unit sales	85,530	83,795	1,735	2.1%
Revenue per unit	$22,086	$21,414	$672	3.1%
Gross profit per unit	$1,307	$1,348	$(41)	(3.0)%
Gross profit as a % of revenue	5.9%	6.3%	(40)	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$643,945	$564,190	$79,755	14.1%
Gross profit	$35,873	$34,665	$1,208	3.5%
Unit sales	29,050	26,067	2,983	11.4%
Revenue per unit	$22,167	$21,644	$523	2.4%
Gross profit per unit	$1,235	$1,330	$(95)	(7.1)%
Gross profit as a % of revenue	5.6%	6.1%	(50)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Revenue	$1,866,976	$1,713,247	$153,729	9.0%
Gross profit	$105,904	$102,760	$3,144	3.1%
Unit sales	84,374	79,173	5,201	6.6%
Revenue per unit	$22,127	$21,639	$488	2.3%
Gross profit per unit	$1,255	$1,298	$(43)	(3.3)%
Gross profit as a % of revenue	5.7%	6.0%	(30)	bps

Wholesale Vehicles - Franchised Dealership Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$44,517	$43,381	$1,136	2.6%
Gross profit (loss)	$(971)	$(1,260)	$289	22.9%
Unit sales	7,123	6,906	217	3.1%
Revenue per unit	$6,250	$6,282	$(32)	(0.5)%
Gross profit (loss) per unit	$(136)	$(182)	$46	25.3%
Gross profit (loss) as a % of revenue	(2.2)%	(2.9)%	70	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$140,770	$148,037	$(7,267)	(4.9)%
Gross profit (loss)	$(2,845)	$(9,708)	$6,863	70.7%
Unit sales	22,231	22,454	(223)	(1.0)%
Revenue per unit	$6,332	$6,593	$(261)	(4.0)%
Gross profit (loss) per unit	$(128)	$(432)	$304	70.4%
Gross profit (loss) as a % of revenue	(2.0)%	(6.6)%	460	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$44,219	$41,526	$2,693	6.5%
Gross profit (loss)	$(890)	$(1,239)	$349	28.2%
Unit sales	7,088	6,553	535	8.2%
Revenue per unit	$6,239	$6,337	$(98)	(1.5)%
Gross profit (loss) per unit	$(126)	$(189)	$63	33.3%
Gross profit (loss) as a % of revenue	(2.0)%	(3.0)%	100	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$138,614	$137,838	$776	0.6%
Gross profit (loss)	$(2,531)	$(8,849)	$6,318	71.4%
Unit sales	21,901	20,758	1,143	5.5%
Revenue per unit	$6,329	$6,640	$(311)	(4.7)%
Gross profit (loss) per unit	$(116)	$(426)	$310	72.8%
Gross profit (loss) as a % of revenue	(1.8)%	(6.4)%	460	bps

Fixed Operations - Franchised Dealership Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$139,969	$139,504	$465	0.3%
Warranty	69,894	66,730	3,164	4.7%
Wholesale parts	38,345	39,419	(1,074)	(2.7)%
Internal, sublet and other	95,612	93,413	2,199	2.4%
Total	$343,820	$339,066	$4,754	1.4%

Gross profit
Customer pay	$76,607	$74,983	$1,624	2.2%
Warranty	38,235	38,563	(328)	(0.9)%
Wholesale parts	6,651	6,784	(133)	(2.0)%
Internal, sublet and other	47,665	45,995	1,670	3.6%
Total	$169,158	$166,325	$2,833	1.7%

Gross profit as a % of revenue
Customer pay	54.7%	53.7%	100	bps
Warranty	54.7%	57.8%	(310)	bps
Wholesale parts	17.3%	17.2%	10	bps
Internal, sublet and other	49.9%	49.2%	70	bps
Total	49.2%	49.1%	10	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Revenue
Customer pay	$419,482	$421,484	$(2,002)	(0.5)%
Warranty	208,676	198,219	10,457	5.3%
Wholesale parts	117,669	122,763	(5,094)	(4.1)%
Internal, sublet and other	281,555	285,893	(4,338)	(1.5)%
Total	$1,027,382	$1,028,359	$(977)	(0.1)%

Gross profit
Customer pay	$228,584	$226,207	$2,377	1.1%
Warranty	115,682	112,335	3,347	3.0%
Wholesale parts	20,319	20,949	(630)	(3.0)%
Internal, sublet and other	138,726	141,618	(2,892)	(2.0)%
Total	$503,311	$501,109	$2,202	0.4%

Gross profit as a % of revenue
Customer pay	54.5%	53.7%	80	bps
Warranty	55.4%	56.7%	(130)	bps
Wholesale parts	17.3%	17.1%	20	bps
Internal, sublet and other	49.3%	49.5%	(20)	bps
Total	49.0%	48.7%	30	bps

Fixed Operations - Franchised Dealership Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$139,683	$131,413	$8,270	6.3%
Warranty	69,438	64,048	5,390	8.4%
Wholesale parts	38,018	38,016	2	—%
Internal, sublet and other	95,170	89,303	5,867	6.6%
Total	$342,309	$322,780	$19,529	6.1%

Gross profit
Customer pay	$76,435	$70,218	$6,217	8.9%
Warranty	37,982	35,569	2,413	6.8%
Wholesale parts	6,594	6,468	126	1.9%
Internal, sublet and other	47,266	43,888	3,378	7.7%
Total	$168,277	$156,143	$12,134	7.8%

Gross profit as a % of revenue
Customer pay	54.7%	53.4%	130	bps
Warranty	54.7%	55.5%	(80)	bps
Wholesale parts	17.3%	17.0%	30	bps
Internal, sublet and other	49.7%	49.1%	60	bps
Total	49.2%	48.4%	80	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$414,369	$393,478	$20,891	5.3%
Warranty	206,691	190,080	16,611	8.7%
Wholesale parts	116,148	116,866	(718)	(0.6)%
Internal, sublet and other	278,176	269,831	8,345	3.1%
Total	$1,015,384	$970,255	$45,129	4.7%

Gross profit
Customer pay	$225,651	$209,936	$15,715	7.5%
Warranty	114,596	106,074	8,522	8.0%
Wholesale parts	20,019	19,770	249	1.3%
Internal, sublet and other	135,971	132,937	3,034	2.3%
Total	$496,237	$468,717	$27,520	5.9%

Gross profit as a % of revenue
Customer pay	54.5%	53.4%	110	bps
Warranty	55.4%	55.8%	(40)	bps
Wholesale parts	17.2%	16.9%	30	bps
Internal, sublet and other	48.9%	49.3%	(40)	bps
Total	48.9%	48.3%	60	bps

F&I - Franchised Dealership Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue	$96,142	$82,089	$14,053	17.1%
Unit sales	58,430	57,470	960	1.7%
Gross profit per retail unit (excludes fleet)	$1,645	$1,428	$217	15.2%

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported:
Revenue	$266,171	$254,473	$11,698	4.6%
Unit sales	167,386	173,647	(6,261)	(3.6)%
Gross profit per retail unit (excludes fleet)	$1,590	$1,465	$125	8.5%

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue	$92,252	$77,040	$15,212	19.7%
Unit sales	58,132	54,413	3,719	6.8%
Gross profit per retail unit (excludes fleet)	$1,587	$1,416	$171	12.1%

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same Store:
Revenue	$255,331	$234,720	$20,611	8.8%
Unit sales	164,991	162,036	2,955	1.8%
Gross profit per retail unit (excludes fleet)	$1,548	$1,449	$99	6.8%

Used Vehicles and F&I - EchoPark Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle and F&I:
Used vehicle revenue	$266,266	$160,698	$105,568	65.7%
Used vehicle gross profit (loss)	$(795)	$(2,163)	$1,368	63.2%
Used vehicle unit sales	13,206	7,698	5,508	71.6%
Used vehicle revenue per unit	$20,163	$20,875	$(712)	(3.4)%
F&I revenue	$30,699	$15,972	$14,727	92.2%
Combined used vehicle gross profit and F&I revenue	$29,904	$13,809	$16,095	116.6%
Total used vehicle and F&I gross profit per unit	$2,264	$1,794	$470	26.2%

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported used vehicle:
Used vehicle revenue	$731,219	$423,213	$308,006	72.8%
Used vehicle gross profit (loss)	$(1,250)	$(3,568)	$2,318	65.0%
Used vehicle unit sales	36,844	20,675	16,169	78.2%
Used vehicle revenue per unit	$19,846	$20,470	$(624)	(3.0)%
F&I revenue	$85,258	$41,417	$43,841	105.9%
Combined used vehicle gross profit and F&I revenue	$84,008	$37,849	$46,159	122.0%
Total used vehicle and F&I gross profit per unit	$2,280	$1,831	$449	24.5%

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Used vehicle revenue	$211,955	$149,487	$62,468	41.8%
Used vehicle gross profit (loss)	$(2,109)	$(1,577)	$(532)	(33.7)%
Used vehicle unit sales	10,471	7,061	3,410	48.3%
Used vehicle revenue per unit	$20,242	$21,171	$(929)	(4.4)%
F&I revenue	$24,629	$15,336	$9,293	60.6%
Combined used vehicle gross profit and F&I revenue	$22,520	$13,759	$8,761	63.7%
Total used vehicle and F&I gross profit per unit	$2,151	$1,949	$202	10.4%

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store used vehicle:
Used vehicle revenue	$573,657	$389,178	$184,479	47.4%
Used vehicle gross profit (loss)	$(4,266)	$(2,512)	$(1,754)	(69.8)%
Used vehicle unit sales	28,850	18,855	9,995	53.0%
Used vehicle revenue per unit	$19,884	$20,641	$(757)	(3.7)%
F&I revenue	$66,799	$37,968	$28,831	75.9%
Combined used vehicle gross profit and F&I revenue	$62,533	$35,456	$27,077	76.4%
Total used vehicle and F&I gross profit per unit	$2,168	$1,880	$288	15.3%

Wholesale Vehicles - EchoPark Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$7,025	$5,197	$1,828	35.2%
Gross profit (loss)	$(135)	$(39)	$(96)	(246.2)%
Unit sales	1,838	925	913	98.7%
Revenue per unit	$3,822	$5,618	$(1,796)	(32.0)%
Gross profit (loss) per unit	$(73)	$(42)	$(31)	(73.8)%
Gross profit (loss) as a % of revenue	(1.9)%	(0.8)%	(110)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Reported wholesale vehicle:
Revenue	$15,581	$19,689	$(4,108)	(20.9)%
Gross profit (loss)	$(241)	$628	$(869)	(138.4)%
Unit sales	4,023	3,499	524	15.0%
Revenue per unit	$3,873	$5,627	$(1,754)	(31.2)%
Gross profit (loss) per unit	$(60)	$179	$(239)	(133.5)%
Gross profit (loss) as a % of revenue	(1.5)%	3.2%	(470)	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$5,572	$3,618	$1,954	54.0%
Gross profit (loss)	$(119)	$(85)	$(34)	(40.0)%
Unit sales	1,471	620	851	137.3%
Revenue per unit	$3,788	$5,835	$(2,047)	(35.1)%
Gross profit (loss) per unit	$(81)	$(137)	$56	40.9%
Gross profit (loss) as a % of revenue	(2.1)%	(2.3)%	20	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands, except unit and per unit data)
Same store wholesale vehicle:
Revenue	$12,277	$15,095	$(2,818)	(18.7)%
Gross profit (loss)	$(215)	$625	$(840)	(134.4)%
Unit sales	3,180	2,609	571	21.9%
Revenue per unit	$3,861	$5,786	$(1,925)	(33.3)%
Gross profit (loss) per unit	$(68)	$240	$(308)	(128.3)%
Gross profit (loss) as a % of revenue	(1.8)%	4.1%	(590)	bps

Fixed Operations - EchoPark Segment

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Total reported Fixed Operations:
Revenue	$8,227	$4,052	$4,175	103.0%
Gross profit (loss)	$(218)	$491	$(709)	(144.4)%
Gross profit (loss) as a % of revenue	(2.6)%	12.1%	(1,470)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Total reported Fixed Operations:
Revenue	$21,407	$13,271	$8,136	61.3%
Gross profit (loss)	$(589)	$2,386	$(2,975)	(124.7)%
Gross profit (loss) as a % of revenue	(2.8)%	18.0%	(2,080)	bps

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Total same store Fixed Operations:
Revenue	$6,564	$3,668	$2,896	79.0%
Gross profit (loss)	$(187)	$531	$(718)	(135.2)%
Gross profit (loss) as a % of revenue	(2.8)%	14.5%	(1,730)	bps

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Total same store Fixed Operations:
Revenue	$16,894	$11,693	$5,201	44.5%
Gross profit (loss)	$(479)	$2,084	$(2,563)	(123.0)%
Gross profit (loss) as a % of revenue	(2.8)%	17.8%	(2,060)	bps

Selling, General and Administrative ("SG&A") Expenses - Non-GAAP Reconciliation

	Three Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Compensation	$184,089	$175,393	$(8,696)	(5.0)%
Advertising	15,856	14,652	(1,204)	(8.2)%
Rent	12,721	14,881	2,160	14.5%
Other	84,160	84,096	(64)	(0.1)%
Total SG&A expenses	$296,826	$289,022	$(7,804)	(2.7)%
Items of interest:
Gain (loss) on franchise disposals	$—	$(346)
Storm damage charges	—	(1,185)
Executive transition costs	—	(1,581)
Total SG&A adjustments	$—	$(3,112)
Adjusted:
Total adjusted SG&A expenses	$296,826	$285,910	$(10,916)	(3.8)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	47.6%	48.6%	100	bps
Advertising	4.1%	4.1%	—	bps
Rent	3.3%	4.1%	80	bps
Other	21.7%	23.4%	170	bps
Total SG&A expenses as a % of gross profit	76.7%	80.2%	350	bps
Items of interest:
Gain (loss) on franchise disposals	—%	(0.1)%
Storm damage charges	—%	(0.3)%
Executive transition costs	—%	(0.5)%
Total effect of adjustments	—%	(0.9)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	76.7%	79.3%	260	bps

Selling, General and Administrative ("SG&A") Expenses - Non-GAAP Reconciliation

	Nine Months Ended September 30,		Better / (Worse)
	2019	2018	Change	% Change
	(In thousands)
Reported:
Compensation	$549,470	$558,071	$8,601	1.5%
Advertising	46,308	46,938	630	1.3%
Rent	41,308	50,451	9,143	18.1%
Other	201,367	215,950	14,583	6.8%
Total SG&A expenses	$838,453	$871,410	$32,957	3.8%
Items of interest:
Gain (loss) on franchise disposals	$46,680	$38,893
Legal and storm damage charges	—	(5,749)
Executive transition costs	(6,264)	(1,581)
Long-term compensation charges	—	(32,522)
Lease exit charges	—	(2,235)
Total SG&A adjustments	$40,416	$(3,194)
Adjusted:
Total adjusted SG&A expenses	$878,869	$868,216	$(10,653)	(1.2)%
Reported:
SG&A expenses as a % of gross profit:
Compensation	48.7%	51.9%	320	bps
Advertising	4.1%	4.4%	30	bps
Rent	3.7%	4.7%	100	bps
Other	17.9%	20.0%	210	bps
Total SG&A expenses as a % of gross profit	74.4%	81.0%	660	bps
Items of interest:
Gain (loss) on franchise disposals	4.2%	3.7%
Legal and storm damage charges	—%	(0.5)%
Executive transition costs	—%	(0.1)%
Long-term compensation charges	(0.6)%	(3.1)%
Lease exit charges	—%	(0.2)%
Total effect of adjustments	3.6%	(0.3)%
Adjusted:
Total adjusted SG&A expenses as a % of gross profit	78.0%	80.7%	270	bps

Earnings per Share from Continuing Operations - Non-GAAP Reconciliation

	Three Months Ended September 30, 2019			Three Months Ended September 30, 2018
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	44,203	$29,168	$0.66	42,994	$15,301	$0.36
Pre-tax items of interest:
(Gain) loss on franchise disposals		$—			$346
Storm damage charges		—			1,185
Executive transition costs		—			1,581
Total pre-tax items of interest		—			3,112
Tax effect of above items		—			(848)
Non-recurring tax items		—			763
Adjusted diluted earnings (loss) and shares from continuing operations	44,203	$29,168	$0.66	42,994	$18,328	$0.43

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018
	Weighted- Average Shares	Amount	Per Share Amount	Weighted- Average Shares	Amount	Per Share Amount
	(In thousands, except per share amounts)
Diluted earnings (loss) and shares from continuing operations	43,456	$98,268	$2.26	42,964	$30,409	$0.71
Pre-tax items of interest:
(Gain) loss on franchise disposals		$(46,680)			$(38,893)
Legal and storm damage charges		—			5,749
Long-term compensation charges		—			32,522
Executive transition costs		6,264			1,581
Impairment charges		1,926			13,958
Lease exit charges		—			2,235
Total pre-tax items of interest		(38,490)			17,152
Tax effect of above items		12,902			(4,674)
Non-recurring tax items		—			1,313
Adjusted diluted earnings (loss) and shares from continuing operations	43,456	$72,680	$1.67	42,964	$44,200	$1.03

Adjusted EBITDA - Non-GAAP Reconciliation

	Three Months Ended September 30, 2019				Three Months Ended September 30, 2018
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)
Net income (loss)				$29,010				$15,118
Provision for income taxes				11,307				7,262
Income (loss) before taxes	$38,417	$2,123	$(223)	$40,317	$28,087	$(5,455)	$(252)	$22,380
Non-floor plan interest	12,011	402	—	12,413	12,279	423	98	12,800
Depreciation & amortization	21,561	2,703	—	24,264	22,140	1,999	—	24,139
Stock-based compensation expense	2,681	—	—	2,681	4,578	—	—	4,578
Loss (gain) on exit of leased dealerships	—	—	—	—	24	4	103	131
Asset impairment charges	—	1,124	—	1,124	—	—	—	—
Loss (gain) on franchise disposals	823	—	—	823	88	—	—	88
Adjusted EBITDA	$75,493	$6,352	$(223)	$81,622	$67,196	$(3,029)	$(51)	$64,116

	Nine Months Ended September 30, 2019				Nine Months Ended September 30, 2018
	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total	Franchised Dealerships Segment	EchoPark Segment	Discontinued Operations	Total
	(In thousands)
Net income (loss)				$97,831				$29,830
Provision for income taxes				40,251				13,493
Income (loss) before taxes	$134,701	$3,997	$(616)	$138,082	$92,094	$(47,974)	$(797)	$43,323
Non-floor plan interest	36,440	1,266	—	37,706	37,097	1,219	319	38,635
Depreciation & amortization	64,121	7,788	—	71,909	67,771	5,584	—	73,355
Stock-based compensation expense	8,107	—	—	8,107	10,589	—	—	10,589
Loss (gain) on exit of leased dealerships	(170)	—	—	(170)	2,361	18	318	2,697
Asset impairment charges	25	3,051	—	3,076	13,879	82	—	13,961
Long-term compensation charges	—	—	—	—	—	32,522	—	32,522
Loss (gain) on franchise disposals	(45,570)	—	—	(45,570)	(39,149)	—	—	(39,149)
Adjusted EBITDA	$197,654	$16,102	$(616)	$213,140	$184,642	$(8,549)	$(160)	$175,933